                            SIERRA PRIME INCOME FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1997


ASSETS
Investments, at value (Cost $8,324,315) (Note 2)
  See portfolio of investments .................      $8,325,766
Cash ...........................................          13,082
Interest receivable ............................          29,408
Unamortized organization costs (Note 7) ........         164,945
Receivable from investment advisor (Note 3) ....           9,491
Other assets ...................................             891
                                                      ----------
  Total Assets .................................       8,543,583
                                                      ----------

LIABILITIES
Deferred facility fees (Note 2) ................           1,090
Dividends payable ..............................          23,472
Administration fee payable (Note 3) ............           1,727
Accrued legal ..................................          21,000
Accrued audit fees .............................          32,000
Accrued Trustees' fees and expenses ............          18,485
Accrued expenses and other payables (Note 3) ...          21,514
                                                      ----------
  Total Liabilities ............................         119,288
                                                      ----------
NET ASSETS .....................................      $8,424,295
                                                      ==========

NET ASSETS CONSIST OF:
Paid in capital ................................       8,417,012
Undistributed net investment income ............           5,305
Accumulated net realized gain on investments ...             527
Net unrealized appreciation of investments .....           1,451
                                                      ----------
  NET ASSETS ...................................      $8,424,295
                                                      ==========

Class A Common Shares Outstanding ..............         842,216
                                                      ==========
Net asset value per share of beneficial
  interest outstanding* ........................      $    10.00
                                                      ==========
Maximum sales charge ...........................             4.5%
Maximum offering price per share of
  beneficial interest outstanding ($10.00/0.955)      $    10.47
                                                      ==========

_____________
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge.

                       See Notes to Financial Statements.

                            SIERRA PRIME INCOME FUND
                             STATEMENT OF OPERATIONS
                          YEAR ENDED SEPTEMBER 30, 1997


INVESTMENT INCOME:
Interest .............................................      $ 758,883
Fees .................................................          9,725
                                                            ---------
  Total Investment Income ............................        768,608
                                                            ---------

EXPENSES:
Investment advisory fee (Note 3) .....................        102,711
Administration fee (Note 3) ..........................         27,029
Audit fees ...........................................         34,000
Legal fees ...........................................         97,883
Tender offer expenses ................................         47,890
Trustees' fees and expenses (Note 3) .................         75,407
Registration and filing fees .........................          4,375
Amortization of organization costs ...................         48,836
Printing and postage .................................         45,770
Other ................................................          8,877
                                                            ---------
  Subtotal ...........................................        492,778
Fees waived and expenses absorbed
  by investment advisor (Note 3) .....................       (492,778)
                                                            ---------
  Total expenses .....................................              0
                                                            ---------
NET INVESTMENT INCOME ................................        768,608
                                                            ---------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS (NOTES 2 AND 4):
Realized gain from investment transactions ...........            527
Net change in unrealized depreciation of securities ..         (4,866)
                                                            ---------
Net realized and unrealized gain/(loss) on investments         (4,339)
                                                            ---------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ..........................      $ 764,269
                                                            =========


                       See Notes to Financial Statements.

                            SIERRA PRIME INCOME FUND
                       STATEMENT OF CHANGES IN NET ASSETS


                                                                             YEAR             PERIOD
                                                                             ENDED             ENDED
                                                                      SEPTEMBER 30, 1997  SEPTEMBER 30, 1996*
                                                                      ------------------  -------------------

Net investment income .............................................      $    768,608       $    416,342
Realized gain from investment transactions ........................               527                  0
Net change in unrealized appreciation/(depreciation) of securities             (4,866)             6,317
                                                                         ------------       ------------
Net increase in net assets resulting from operations ..............           764,269            422,659
                                                                         ------------       ------------

Distributions to shareholders from net investment income:
    Class A Common Shares .........................................          (768,608)          (416,342)
Net increase/(decrease) in net assets from Fund share transactions:

    Class A Common Shares .........................................        (4,104,901)        12,427,218
                                                                         ------------       ------------
  Net increase/(decrease) in net assets ...........................        (4,109,240)        12,433,535
                                                                         ------------       ------------

NET ASSETS:
Beginning of year .................................................        12,533,535            100,000
                                                                         ------------       ------------
End of year .......................................................      $  8,424,295       $ 12,533,535
                                                                         ============       ============
(includes undistributed net investment income
    of $5,305 and $845, respectively)

CAPITAL STOCK ACTIVITY:

AMOUNT
    Sold ..........................................................      $    507,414       $ 12,610,620
    Issued as reinvestment of dividends ...........................           425,453            255,107
    Repurchased ...................................................        (5,037,768)          (438,509)
                                                                         ------------       ------------
    Net increase/(decrease) .......................................      $ (4,104,901)      $ 12,427,218
                                                                         ============       ============

SHARES
    Sold ..........................................................            50,711          1,261,061
    Issued as reinvestment of dividends ...........................            42,537             25,490
    Repurchased ...................................................          (503,732)           (43,851)
                                                                         ------------       ------------
    Net increase/(decrease) .......................................          (410,484)         1,242,700
                                                                         ============       ============

----------
* Sierra Prime Income Fund commenced operations on February 16, 1996.

                       See Notes to Financial Statements.

                            SIERRA PRIME INCOME FUND
                             STATEMENT OF CASH FLOWS
                          YEAR ENDED SEPTEMBER 30, 1997


Cash flows from operating activities:
    Interest income received (excluding net
    amortization of discount of $246,287) ..................      $   538,126
    Fee income received ....................................            4,211
    Reimbursement of operating expenses ....................           85,934
    Proceeds from sales of long-term securities ............        3,927,608
    Purchases of long-term securities ......................       (1,025,217)
    Net proceeds from short-term investments ...............        1,361,287
                                                                  -----------
CASH PROVIDED BY OPERATING ACTIVITIES ......................      $ 4,891,949
Cash flows from financing activities:
    Proceeds from shares sold ..............................          510,287
    Payments on shares repurchased .........................       (5,037,768)
    Distributions paid* ....................................         (347,916)
    Due to Custodian .......................................           (3,470)
                                                                  -----------
CASH USED FOR FINANCING ACTIVITIES .........................       (4,878,867)
                                                                  -----------
Increase in cash ...........................................           13,082
Cash at beginning of period ................................                0
                                                                  -----------
Cash at end of period ......................................      $    13,082
                                                                  ===========

RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS
    TO CASH PROVIDED BY OPERATING ACTIVITIES:
    Net increase in net assets resulting from operations ...      $   764,269
       Decrease in investments** ...........................      $ 4,019,343
       Decrease in interest receivable .....................           25,530
       Decrease in receivable for investment securities sold            2,387
       Decrease in unamortized organization costs ..........           48,836
       Decrease in other assets ............................           18,989
       Increase in accrued expenses ........................           18,109
       Decrease in deferred facility fees ..................           (5,514)
                                                                  -----------
             Total adjustments .............................        4,127,680
                                                                  -----------
CASH PROVIDED BY OPERATING ACTIVITIES ......................      $ 4,891,949
                                                                  ===========


----------
*       Non cash activities include reinvestment of dividends of $425,453

**      Includes unrealized appreciation of $1,451.

                       See Notes to Financial Statements.

                            SIERRA PRIME INCOME FUND
                              FINANCIAL HIGHLIGHTS
               FOR A FUND SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                              YEAR  ENDED        PERIOD ENDED
                                                           SEPTEMBER 30, 1997 SEPTEMBER 30, 1996*
                                                           ------------------ -------------------
Net asset value, beginning of period......................     $ 10.01           $  10.00
                                                               -------           --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................................         .71                .40
Net realized and unrealized gain/(loss) on investments....        (.01)               .01
                                                               -------           --------
Total from investment operations..........................         .70                .41
                                                               -------           --------
LESS DISTRIBUTIONS:
Dividends from net investment income......................        (.71)              (.40)
                                                               -------           --------
Total distributions.......................................        (.71)              (.40)
                                                               -------           --------
Net asset value, end of period............................     $ 10.00           $  10.01
                                                               =======           ========

Total return +............................................        7.25%              4.19%
                                                               =======           ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)......................     $   8,424         $   12,534
Ratio of operating expenses to average net assets.........          0.00%             0.00%**
Ratio of net investment income to average net assets......          7.11%             6.72%**
Portfolio turnover rate...................................            17%               44%
Ratio of operating expenses to average net assets without
  fees waived and expenses absorbed by investment
  advisor.................................................          4.56%             4.75%**
Net investment income per share without fees waived
  and expenses absorbed by investment advisor.............     $    0.26         $    0.12

---------------------
*       Sierra Prime Income Fund commenced operations on February 16, 1996.

**      Annualized.

+ Total return represents aggregate total return for the period indicated. The total return would have been lower if certain fees and expenses had not been waived and absorbed by the investment advisor.




                       See Notes to Financial Statements

                            SIERRA PRIME INCOME FUND
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 1997

    Principal                                                   Loan      Stated
     Amount      Borrower                             Rate*     Type     Maturity**      Value
     ------      --------                             -----     ----     ----------      -----
SENIOR LOANS -- 43.1%
    BROADCASTING -- 9.1%
$   764,115      Benedek Broadcasting Corporation    10.125%    Term    05/01/2001     $   764,550
                                                                                       -----------

    CABLE -- 3.9%
    328,555      Marcus Cable Operating Company, L.P. 6.791     Term    12/31/2002         328,555
                                                                                       -----------
    ENTERTAINMENT -- 8.7%
    307,500      AMF Group, Inc....................   8.188     Term    03/31/2001         307,500
    424,528      AMF Group, Inc....................   8.563     Term    03/31/2003         424,528
                                                                                       -----------
                                                                                           732,028

    FOOD & BEVERAGES -- 4.5%
    378,200      Stroh Brewery Company.............   8.250     Term    06/30/2001         378,920
                                                                                       -----------

    FOOD STORES -- 4.7%
    400,000      Carr-Gottstein Foods..............   8.792     Term    12/31/2002        399,978
                                                                                       -----------

    HEALTHCARE -- 4.2%
    355,410      Merit Behavioral Care Corporation    7.734     Term   03/11/2007         355,375
                                                                                       -----------

    PAPER -- 8.0%
    153,266      Jefferson Smurfit Corporation.....   8.188     Term   04/30/2001         153,269
    117,741      Stone Container Corporation.......   8.813     Term   04/01/2000         117,741
    400,000      Stone Container Corporation.......   9.063     Term   10/01/2003         400,350
                                                                                       ----------
                                                                                          671,360
                                                                                       ----------
                 Total Senior Loan Interests (cost $3,629,315)...................       3,630,766
                                                                                       ----------



U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 55.7% (cost $4,695,000)
  4,695,000      Federal Home Loan Bank (FHLB)
                    6.000%, due 10/01/1997.......................................      4,695,000
                                                                                     -----------

TOTAL INVESTMENTS (Cost $8,324,315+)...............    98.8%                           8,325,766
OTHER ASSETS AND LIABILITIES (Net).................     1.2                               98,529
                                                       ----                          -----------

NET ASSETS.........................................   100.0%                         $ 8,424,295
                                                      =====                          ===========


                       See Notes to Financial Statements.

                            SIERRA PRIME INCOME FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 1997



* Senior loans in which the Sierra Prime Income Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more major United States banks; (ii) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR); or (iii) the certificate of deposit ratio. Senior loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a senior loan. Within each loan there may be different rates due to different reset dates. The rates disclosed for each loan are the weighted average coupon rates as of September 30, 1997.

** Senior loans in the Sierra Prime Income Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of senior loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of senior loans held in the Fund's portfolio may be substantially less than the stated maturities shown. Although the Fund is unable to accurately estimate the actual remaining maturity of individual senior loans, the Fund estimates that the actual average maturity of the senior loans held in its portfolio will be approximately 18-24 months.

+ At September 30, 1997, the aggregate cost for federal tax purposes was $8,324,315. The gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $1,530 and $79, respectively.



                       See Notes to Financial Statements.

                            SIERRA PRIME INCOME FUND
                          NOTES TO FINANCIAL STATEMENTS


1.  ORGANIZATION AND BUSINESS

Sierra Prime Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, closed-end management investment company. The Fund was organized as a Massachusetts business trust on October 4, 1995. During the period October 4, 1995 to February 15, 1996, the Fund had no operations other than those related to organizational matters, including the initial capital contribution of $100,000 and the issuance of 10,000 shares of beneficial interest to Sierra Fund Administration Corporation.

The Trustees of the Fund authorized an unlimited number of Common Shares with separate classes of beneficial interest. Currently there are only Class A Common Shares. Shares are continuously offered at a price equal to the next determined net asset value ("NAV") per share plus a maximum sales charge based on a determined schedule.

2.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Sierra Prime Income Fund in the preparation of its financial statements.

Portfolio Valuation:

Senior Loans are not actively traded in a public market. Sierra Investment Advisors Corporation (the "Advisor"), and Van Kampen American Capital Management Inc. (the "Sub-Advisor"), following procedures established by the Fund's Board of Trustees, value the Senior Loan interests held by the Fund at fair value. In valuing a Senior Loan interest, the Advisor and Sub-Advisor consider relevant factors, data and information, including: (i) the characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the Senior Loan interest, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for Senior Loans, including price quotations for (if considered reliable) and trading in Senior Loans and interests in similar Loans; (v) the reputation and financial condition of the Agent and any Intermediate Participants in the Senior Loans; and (vi) general economic and market conditions affecting the fair value of Senior Loans.

Other Fund holdings (other than short term obligations, but including listed issues) are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the average of the last quoted bid price and asked price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day.

                            SIERRA PRIME INCOME FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


Short-term obligations which mature in 60 days or less are valued at amortized cost, if their original term to maturity when acquired by the Fund was 60 days or less, or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Fund was more than 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements will be valued by the Fund at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Trustees.

Illiquid Investments:

Senior Loans in which the Fund invests presently are not readily marketable and may be subject to restrictions on resale. Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no regular market has developed for such interests. Although interests in Senior Loans are traded among certain financial institutions in private transactions between buyers and sellers these loans continue to be considered illiquid. Senior Loans' illiquidity may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. Liquidity relates to the ability of the Fund to sell an investment in a timely manner. The market for relatively illiquid securities tends to be more volatile than the market for more liquid securities. The Fund has no limitation on the amount of its assets which may be invested in securities which are not readily marketable or are subject to restriction on resale. The substantial portion of the Fund's assets invested in relatively illiquid Senior Loan interests may restrict the ability of the Fund to dispose of its investments in Senior Loans in a timely fashion and at a fair price, and could result in capital losses to the Fund and holders of Common Shares. However, many of the Senior Loans in which the Fund invests are of a relatively large principal amount and are held by a relatively large number of owners which should, in the Advisor's opinion, enhance the relative liquidity of such interests. The risks associated with illiquidity are particularly acute in situations where the Fund's operations require cash, such as when the Fund tenders (Note 5) for its Common Shares and may result in the Fund borrowing to meet short-term cash requirements.

Cash Flow Information:

The cash amount in the Statement of Cash Flows is the amount reported in the Statement of Assets and Liabilities and does not include any short-term investments at September 30, 1997. The Fund issues its shares, invests in securities, and makes distributions from net investment income and net capital gains (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash receipts and payments is presented in the Statement of Cash Flows.

Repurchase Agreements:

The Fund may enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System and member firms of the New York Stock Exchange. When participating in repurchase agreements, the Fund buys securities from a vendor (e.g., a bank or brokerage firm) with the agreement that the vendor will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the vendor is unable to meet its obligation to repurchase. Under the 1940 Act, repurchase agreements are deemed to be collateralized loans of money by the Fund to the seller. In evaluating whether to enter into a repurchase agreement, the Advisor will consider carefully the creditworthiness of the vendor. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. The securities underlying a

                            SIERRA PRIME INCOME FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Advisor will monitor the value or the collateral. No specific limitations exists as to the percentage of the Fund's assets which may be used to participate in repurchase agreements.

Securities Transactions and Investment Income:

Securities transactions are recorded on trade date (the date the order to buy or sell is executed). Realized gains and losses from securities sold are recorded on the identified cost basis. Income is recorded on the accrual basis and consists of interest accrued and discount earned less premiums amortized. Facility fees are received upon the purchase of a new loan and are recognized as income ratably over the expected life of the loan. The deferred facility fees are the "unearned" portion of these facility fees. The Fund may purchase and sell interest in Senior Loans and other portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to the Fund on such interests or securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such interest or securities. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or high-grade portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made.

Dividends and Distributions to Shareholders:

The Fund's policy is to declare daily and pay monthly distributions to holders of Class A Common Shares of substantially all net investment income of the Fund. Distributions of any net long-term capital gains earned by the Fund are made annually. Distributions of any net short-term capital gains earned by the Fund are distributed no less frequently than annually at the discretion of the Board of Trustees. Additional distributions of net investment income and capital gains for the Fund may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended September 30, 1997, permanent differences resulting from book and tax accounting for organizational costs were reclassified causing a decrease of $4,460 to paid-in capital and an increase to undistributed net investment income for the same amount.

Federal Income Taxes:

It is the Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by, among other things, distributing substantially all of its taxable earnings to its shareholders. Therefore, no Federal income tax provision is required.

3. INVESTMENT ADVISORY, SUB-ADVISORY, ADMINISTRATION FEES AND OTHER TRANSACTIONS

On July 1, 1997, GWFC, the indirect parent of Sierra Advisors, the Fund's current investment adviser, and Washington Mutual, Inc. ("WAMU"), a publicly-held financial services company, consummated a previously announced Agreement and Plan of Merger resulting in the merger of GWFC with and into a wholly owned subsidiary of WAMU (the "Merger"). As a result of the Merger, Sierra Advisors and its affiliates are now indirect subsidiaries of WAMU.

                            SIERRA PRIME INCOME FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


Sierra Advisors, an indirect wholly-owned subsidiary of WAMU, is the Fund's investment advisor. Sierra Advisors is entitled to a monthly fee at an annual rate of 0.95% of the average daily net assets of the Fund. These fees were $102,711 for the year ended September 30, 1997 and have been voluntarily waived by Sierra Advisors. Sierra Advisors pays a monthly fee at an annual rate of 0.475% to Van Kampen American Capital Management Inc. for services rendered as the Sub-Advisor.

Sierra Fund Administration Corporation ("Sierra Administration") is the Fund's administrator. Sierra Administration receives a monthly fee at an annual rate of 0.25% of the Fund's average daily net assets and the Fund pays First Data Investor Services Group, Inc. ("First Data") directly for all transfer agent services. The Administration fees for the year ended September 30, 1997 were $27,029. Sierra Administration pays State Street Bank and Trust Company ("State Street") for certain administrative and custodial services. The Fund pays for the sub-administrator and custodial out-of pocket expenses.

The compensation of the officers and Trustees who are interested persons (as defined in the 1940 Act) of the Advisor is paid by the Advisor or by its parent, WAMU. The Fund pays the compensation of all other officers and Trustees of the Fund. Trustees who are not interested persons are paid an annual fee of $5,000, a fee of $1,000 per meeting of the Board of Trustees, a fee of $750 per committee meeting of the Fund, and a fee of $1,000 per contract renewal meeting of the Fund, plus expenses. The designated "Lead Trustee," because of increased responsibilities, is paid 1 -1/2 times the normal Trustee compensation for meeting fees and retainer for the Fund, plus expenses.

Sierra Advisors has agreed to voluntarily reimburse the Fund's total operating expenses. For the year ended September 30, 1997 the total reimbursement to the Fund was $390,067.

For the year ended September 30, 1997, Great Western Financial Securities Corporation and Sierra Investment Services Corporation ("SISC"), both registered broker-dealers, have received $6,626 and $844, respectively, representing commissions (front-end sales charges).

4. PURCHASE AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the year ended September 30, 1997 was $1,025,217 and $3,925,221, respectively.

5. TENDER OF SHARES

The Board of Trustees of the Fund currently intends, each quarter, to consider authorizing the Fund to make tender offers for a portion of its outstanding Class A Common Shares at the then current net asset value of these Common Shares. The Fund does not intend to list its Common Shares on any national securities exchange and none of the Fund, the Advisor or SISC intends to make a secondary trading market in the classes of the Common Shares at any time. Accordingly, there is not expected to be any secondary trading market in the Common Shares and an investment in such Common Shares should be considered illiquid. There can be no assurance that the Fund will in fact tender for any of its Common Shares. If the Fund tenders for Common Shares there is no guarantee that all, or any, Common Shares tendered will be purchased. An early withdrawal charge may be charged by SISC on those repurchases or tenders done during the first or second year after purchase. For the year ended September 30, 1997, 503,732 shares were tendered and repurchased by the Fund with no early withdrawal charge.

                            SIERRA PRIME INCOME FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional Common Shares of beneficial interest with no par value. The Fund initially is offering 5,000,000 Class A Common Shares in a continuous offering pursuant to Rule 415 under the Securities Act of 1933, as amended.

7. ORGANIZATION COSTS

Expenses incurred in connection with the organization of the Fund, including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations, are being amortized on a straight-line basis over a period of five years from commencement of operations of the Fund. In the event any of the initial shares of the Fund are redeemed by any holder thereof during the amortization period, the proceeds of such redemptions will be reduced by an amount equal to the pro-rata portion of unamortized deferred organizational expenses in the same proportion as the number of shares being redeemed bears to the number of initial shares of such Fund outstanding at the time of such redemption. To the extent that proceeds of the redemptions are less than such pro-rata portion of any unamortized organizational expenses, Sierra Administration has agreed to reimburse the Fund.

8. SENIOR LOAN PARTICIPATIONS

The Fund invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Fund and the Borrower.

At September 30, 1997, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Fund on a participation basis.

                                                        Principal
Selling Participant                                        Amount           Value
-------------------                                     ----------      ----------
Goldman Sachs Credit Partners                           $1,496,144      $1,496,578
Chase Securities Inc.                                      954,971         954,940
Bankers Trust                                              400,000         399,978
Morgan Guaranty                                            378,200         378,920
Lehman Commercial Paper, Inc.                              400,000         400,350
                                                        ----------      ----------
                                                        $3,629,315      $3,630,766
                                                        ==========      ==========

9. LINE OF CREDIT

Sierra Prime Income Fund and the Sierra Trust Funds participate in a $40 million line of credit provided by Deutsche Bank AG, New York Branch (the "Bank") under a Credit Agreement (the "Agreement") dated May 22, 1996, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the Agreement, Sierra Prime Income Fund may borrow up to $433,000 plus its pro rata portion of any unused base commitment allocation of the other borrowers under the Agreement. Interest is payable at one of the following rates depending on the type of loan designated by the borrower: (i) the higher of 0.50% in excess of the Federal Funds Rate and the prime lending rate announced by the Bank; (ii) the New York Interbank Offered Rate (NIBOR) plus 0.35% on an annualized basis; or (iii) the London Interbank Offered Rate (LIBOR) plus 0.35% on an annualized basis. The Fund is charged an aggregate commitment fee computed at a rate

                            SIERRA PRIME INCOME FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


equal to 0.05% on an annual basis of the daily average unutilized credit balance. The Agreement requires that the aggregate outstanding principal amount of the loan made shall not exceed 33 1/3 % of the value of the total assets of the fund less all liabilities and indebtedness not represented by senior securities. The Fund currently expects, however, to limit its borrowing to an amount sufficient to meet its tender offer purchases or 15% of its assets, whichever is greater. During the year ended September 30, 1997, the Fund had not borrowed under the Agreement. As of October 27, 1997, a Second Amendment to the Agreement was signed extending the Agreement to December 31, 1997.

10.  SUBSEQUENT EVENTS

The fifth tender offer for the fiscal year end September 30, 1997 commenced on September 10, 1997 and expired on October 10, 1997. A total of 44,396 shares were tendered to the Fund for repurchase.

A Special Meeting of Shareholders of the Fund (the "Special Meeting") to be held on December 23, 1997 is being called in preparation for the planned consolidation of the funds managed by Sierra Advisors and its affiliates, including but not limited to the Fund, Sierra Trust Funds, The Sierra Variable Trust and Sierra Asset Management Portfolios, and those managed by Composite Research & Management Co. ("Composite"), which also is an indirect subsidiary of Washington Mutual. The planned consolidation will result in a common Board and a single investment adviser in Composite. Shareholders of record of the Fund on October 29, 1997 will be entitled to vote at the Special Meeting.

On October 27-28, 1997, the Fund's Board of Trustees approved, subject to shareholder approval, the following matters: (1) A proposal to elect a Board of Trustees, (2) a proposal to approve a new Investment Management Agreement between the Fund and Composite; and (3) a proposal to approve a new Investment Sub-Advisory Agreement for the Fund between Composite and Van Kampen American Capital Management, Inc. ("Van Kampen"). The Fund will also be entering into:
(a) a new administration agreement with Murphey Favre Securities Services, Inc. ("Murphey Favre"); (b) a new distribution agreement with Composite for the purpose of replacing the current distributor, Sierra Investment Services Corporation; and (c) a transfer agency and services agreements with Murphey Favre for providing transfer agency services.

If the proposal to elect a Board of Trustees (Proposal 1) is approved, then the Fund will increase the number of its Trustees from six to thirteen. If the proposal to approve a new investment advisory agreement between the Fund and Composite (Proposal 2) is approved, the investment advisory fees and total operating expenses for the Fund will remain the same or decrease. If the proposal to approve a new investment sub-advisory agreement with Van Kampen is approved, the Fund will continue to receive investment sub-advisory services on the same basis without change in the level of services and compensation received by Van Kampen.

Sierra Prime Income Fund
Report of Independent Accountants


TO THE SHAREHOLDERS AND TRUSTEES
OF SIERRA PRIME INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Sierra Prime Income Fund (the "Fund") at September 30, 1997, the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at September 30, 1997 by correspondence with the custodian, and with respect to senior collateralized loans by correspondence with the selling participants and agent banks, provide a reasonable basis for the opinion expressed above.

As explained in Note 2, the financial statements include senior collateralized loans valued at $3,630,766 (43.1 percent of net assets), whose values have been determined in accordance with procedures established by the Trustees in the absence of readily ascertainable market values. Those values determined in accordance with procedures established by the Trustees may differ significantly from the values that would have been used had a ready market for the senior collateralized loans existed, and the differences could be material to the financial statements.


PRICE WATERHOUSE LLP
Boston, Massachusetts
October 31, 1997